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                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                       FORM 8-A

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



                                   VOTAN CORPORATION
                  (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             Delaware                                       94-3246202
      (State of Incorporation                            (I.R.S. Employer
          or Organization)                              Identification No.)

       6920 Koll Center Parkway
        Pleasanton, California                                  94566
(Address of Principal Executive Offices)                      (Zip Code)

If this Form relates to the registration     If this Form relates to the
of a class of debt securities and is         registration of a class of
effective upon filing pursuant to            debt securities and is to
General Instruction A(c)(1) please           become effective simultaneously
check the following box. [ ]                 with the effectiveness of a
                                             concurrent registration statement
                                             under the Securities Act of 1933
                                             pursuant to General Instruction
                                             A(c)(2) please check the following
                                             box. [ ]


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

             TITLE OF EACH CLASS           NAME OF EACH EXCHANGE ON WHICH
             TO BE SO REGISTERED            EACH CLASS IS TO BE REGISTERED

                Not Applicable                     Not Applicable

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                     COMMON STOCK, PAR VALUE $0.01 PER SHARE
                                 (TITLE OF CLASS)




                                          1.


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ITEM 1.         Description of Registrant's Securities to be Registered.
                -------------------------------------------------------

          The description of the common stock, $0.01 par value (the "Common Stock), of Votan Corporation (the "Registrant") is incorporated herein by reference to the section entitled "Description of Capital Stock" in the Registrant's registration statement, as amended, on Form S-1 (File No. 333-7137) (the "Registrant's Registration Statement") filed under the Securities Act of 1933, as amended (the "Securities Act"). In the event that the Registrant subsequently files a prospectus pursuant to Rule 424(b) under the Securities Act, the description of the Common Stock of the Registrant shall be deemed to be incorporated by reference to the section entitled "Description of Capital Stock" in such prospectus and not deemed to be incorporated by reference to the Registrant's Registration Statement.

ITEM 2.         Exhibits.


EXHIBIT
NUMBER          DESCRIPTION
-------         -----------

2.1 Specimen Certificate of Common Stock -- incorporated herein by reference to Exhibit 4.1 to the Registrant's Registration Statement.

2.2 Amended and Restated Certificate of Incorporation of the Registrant -- incorporated herein by reference to Exhibit 3.1 to the Registrant's Registration Statement.

2.3 Amended and Restated Bylaws of the Registrant -- incorporated herein by reference to Exhibit 3.2 to the Registrant's Registration Statement.


                                           2.
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                                     SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          VOTAN CORPORATION


                                Date:        February 27, 1997
                                             ----------------------------

                                  By:           /s/ John A. White
                                             -----------------------------
                                              John A. White, Chief Executive
                                                     Officer and President


                                              3.